UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 23, 2005

Warp Technology Holdings, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Nevada	000-33197	88-0467845
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

200 Railroad Avenue, Greenwich, Connecticut		06830
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	203 422 2950

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[x]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On December 23, 2005, Warp Technology Holdings, Inc. operating under the name Halo Technology Holdings ("Halo" or the "Company") entered into a Agreement and Plan of Merger (the "Merger Agreement") with WTH Merger Sub, Inc. ("Merger Sub"), a wholly-owned subsidiary of the Company, and InfoNow Corporation ("InfoNow") in a transaction valued at $7.2 million (the "Merger"). Pursuant to the Merger Agreement, Merger Sub will be merged with and into InfoNow, with InfoNow surviving the merger as a wholly-owned subsidiary of HALO.

Under the terms of the Merger Agreement, which was approved by both companies’ boards of directors, each share of InfoNow’s common stock outstanding immediately prior to the Merger will be converted into the right to receive approximately $0.71 in a combination of cash and common stock of HALO. The amount of cash per share to be received in the Merger by InfoNow stockholders will be determined by the amount of InfoNow’s cash on hand and net working capital available to it three days prior to the closing. The lesser of the two amounts will be paid in cash by HALO pro rata in proportion to each stockholder’s ownership in InfoNow at the closing of the Merger. The remainder of the approximately $0.71 per share Merger consideration will be paid in shares of HALO common stock, the value of which will be deemed to be the greater of $1.00 or the average closing price of HALO’s common stock as reported on the over-the-counter bulletin board for the twenty consecutive trading days ending two trading days prior to the closing of the Merger (the "HALO Conversion Price"). The Merger is intended to qualify as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended.

In addition, each InfoNow common stock option outstanding at the closing with an exercise price less than $0.71 per share will be converted into the right to receive cash and HALO common stock to the extent that the approximately $0.71 per share merger consideration exceeds the applicable exercise price. The amount of cash and HALO common stock to be issued in respect of the outstanding in-the-money stock options as described above will be calculated based upon the relative proportions of the cash and HALO common stock issued in the Merger in respect of the outstanding Company common stock.

HALO will also issue a contingent value right (a "CVR") in respect of each share of HALO common stock issued in the Merger. The CVRs will be payable on the 18-month anniversary of the closing date, and will entitle each holder thereof to an additional cash payment if the trading price of HALO’s common stock (based on a 20-day average) is less than the HALO Conversion Price. The CVRs will expire prior to the 18-month payment date if during any consecutive 45-day trading period during that time when the volume of HALO’s common stock is not less than 200,000 per day, the stock price is 175% of the HALO Conversion Price. The shares of HALO common stock and related CVRs to be issued in the Merger are expected to be registered with the Securities and Exchange Commission ("SEC").

The Merger Agreement includes representations and warranties regarding, among other things, InfoNow’s corporate organization and capitalization, the accuracy of its reports and financial statements filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the absence of certain changes or events relative to InfoNow since September 30, 2005, and InfoNow’s receipt of a fairness opinion regarding the Merger from its financial advisor. Similarly, HALO makes representations and warranties regarding, among other things, its corporate organization and capitalization and the accuracy of its reports and financial statements filed under the Exchange Act. The Merger Agreement also includes covenants governing, among other things, InfoNow’s and HALO’s operations outside the ordinary course of business prior to the closing. Consummation of the Merger is subject to several closing conditions, including, among others, approval by a majority of InfoNow’s common shares entitled to vote thereon, negotiation of the final terms of the CVR agreement and the effectiveness of a registration statement on Form S-4 to be filed by HALO, registering the shares of HALO common stock and related CVRs to be issued in the Merger. In addition, the Merger Agreement contains certain termination rights allowing InfoNow, HALO or both parties to terminate the agreement upon the occurrence of certain conditions, including the failure to consummate the Merger by July 31, 2006.

A copy of the Merger Agreement is attached as Exhibit 10.110 and is incorporated herein by reference. The foregoing description of the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement. Other exhibits to the Merger Agreement, which have not been filed with this current report on Form 8-K will be furnished to the SEC upon request.

Forward-Looking Statements Safe Harbor

Certain statements contained in this current report regarding HALO’s and InfoNow’s future operating results or performance or business plans or prospects and any other statements not constituting historical fact are "forward-looking statements" subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995. Where possible, the words "believe," "expect," "anticipate," "intend," "should," "will," "planned," "estimated," "potential," "goal," "outlook," and similar expressions, as they relate to either company or their management, have been used to identify such forward-looking statements. All forward-looking statements reflect only current beliefs and assumptions with respect to future business plans, prospects, decisions and results, and are based on information currently available to the companies. Accordingly, the statements are subject to significant risks, uncertainties and contingencies which could cause the companies’ actual operating results, performance or business plans or prospects to differ materially from those expressed in, or implied by, these statements. Such risks, uncertainties and contingencies include, but are not limited to, statements about the benefits of the merger, including future financial and operating results, HALO’s plans, objectives, expectations and intentions and other statements that are not historical facts. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: (1) the risk of failure of InfoNow’s stockholders to approve the merger; (2) the risk that the businesses will not be integrated successfully; (3) the risk that the cost savings and any revenue synergies from the merger may not be fully realized or may take longer to realize than expected; (4) the risk that HALO’s applicable trailing twenty day average stock price per share may not equal or exceed $1.00 at the time that all other conditions to the completion of the merger have been satisfied; (5) the applicable disruption from the merger making it more difficult to maintain relationships with customers, employees or suppliers; and (6) general economic conditions and consumer sentiment in our markets. Additional factors that could cause the companies’ results to differ materially from those described in the forward-looking statements are described in detail in HALO’s Annual Report on Form 10-KSB for its fiscal year ended June 30, 2005, InfoNow’s Form 10-KSB for its fiscal year ended December 31, 2004, and HALO’s and InfoNow’s other periodic and current reports filed with the Securities and Exchange Commission from time to time that are available on the SEC’s internet Web site at http://www.sec.gov. Unless required by law, neither HALO nor InfoNow undertakes any obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information and Where to Find It

InfoNow and HALO Stockholders are urged to read the proxy statement/prospectus regarding the proposed Merger when it becomes available because it will contain important information. Stockholders and other investors will be able when it becomes available to obtain a free copy of the proxy statement/prospectus, and are able to obtain free copies of other filings and furnished materials containing information about HALO and InfoNow, at the SEC’s internet Web site at http://www.sec.gov. Copies of the proxy statement/prospectus when it becomes available and any SEC filings incorporated by reference in the proxy statement/prospectus can also be obtained, without charge, by directing a request to HALO Technology Holdings, 200 Railroad Avenue, 3rd Floor, Greenwich, Connecticut 06830, telephone (203) 422-2950, Attention: Investor Relations, or InfoNow Corporation, 1875 Lawrence Street, Suite 1100, Denver, Colorado 80202, telephone (303) 293-0212, Attention: Investor Relations.

Interests of Participants in the Solicitation of Proxies

Each of HALO and InfoNow and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding HALO’s directors and executive officers is available in its definitive proxy statement filed with the SEC by HALO under cover of Schedule 14A on October 7, 2005, and information regarding InfoNow’s directors and executive officers is available in its definitive proxy statement filed with the SEC by InfoNow under cover of Schedule 14A on April 5, 2005. Copies of these documents can be obtained, without charge, by directing a request to HALO or InfoNow. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

10.110 Agreement and Plan of Merger, dated as of December 23, 2005 by and among Warp Technology Holdings, Inc., operating under the name Halo Technology Holdings, WTH Merger Sub, Inc., and InfoNow Corporation. Certain exhibits and schedules to the Agreement are referred to in the text thereof and the Registrant agrees to furnish them supplementally to the Securities and Exchange Commission upon request.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Warp Technology Holdings, Inc.

December 27, 2005	By:	Ernest Mysogland

Name: Ernest Mysogland
Title: Executive Vice President

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Exhibit Index

Exhibit No.	Description

10.110	Agreement and Plan of Merger dated as of December 23, 2005 by and among Warp Technology Holdings, Inc., operating under the name Halo Technology Holdings, WTH Merger Sub, Inc. and InfoNow Corporation.